[Harding Loevner Logo]

Harding, Loevner Funds, Inc. (the “Fund”)
Statement of Additional Information
dated March 1, 2006, as revised March 8, 2006
Supplement dated as of July 3, 2006

Effective June 12, 2006, the Board of Directors of the Fund appointed KPMG LLP as the Fund’s independent registered public accounting firm.

The following information replaces the paragraph in the section entitled “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” on page 31 of the Statement of Additional Information:

KPMG LLP, 1601 Market Street, Philadelphia, PA 19103-2499, will serve as independent registered public accounting firm of the Fund and will perform annual audits of the Fund’s financial statements.